FORM OF IRREVOCABLE PROXY AND VOTING AGREEMENT

                     IRREVOCABLE PROXY AND VOTING AGREEMENT

                                  March 10, 1999



International Game Technology
9295 Prototype Drive
Reno, Nevada 89511
Attn:  Brian McKay

     Re: Agreement of Significant Stockholders Concerning Transfer and Voting of Shares of Sodak Gaming, Inc.
          ---------------------------------------------------------------------

     I understand that you and Sodak Gaming, Inc. (the "Company"), of which the undersigned is a significant stockholder, are prepared to enter into an agreement for the merger of the Company with and into a wholly-owned subsidiary ("Sub") of Parent, but that you have conditioned your willingness to proceed with such agreement (the "Agreement") upon your receipt from me of assurances satisfactory to you of my support of and commitment to the Merger. I am familiar with the Agreement and the terms and conditions of the Merger, as approved by the board of directors of the Company. Terms used but not otherwise defined herein shall have the same meanings as are given them in the Agreement. In order to evidence such commitment and to induce you to enter into the Agreement, I hereby represent and warrant to you and agree with you as follows:

     1. Voting. I will vote or cause to be voted all shares of capital stock of the Company owned of record or beneficially owned or held in any capacity by me or under my control, by proxy or otherwise, in favor of the Merger and other transactions provided for in or contemplated by the Agreement and against any inconsistent proposals or transactions. I hereby revoke any other proxy granted by me and irrevocably appoint you, during the term of this letter agreement, as proxy for and on behalf of me to vote (including, without limitation, the taking of action by written consent) such shares, for me and in my name, place and stead for the matters and in the manner contemplated by this Section 1. This proxy is irrevocable.

     2. Ownership. As of the date hereof, my only ownership of, or interest in, equity securities of the Company, including proxies granted to me, consists solely of the interests described in Schedule 1 attached hereto (collectively, the "Shares").

     3. Restriction on Transfer. I will not sell, transfer, pledge or otherwise dispose of any of the Shares or any interest therein (including the granting of a proxy to any person) or agree to sell, transfer, pledge or otherwise dispose of any of the Shares or any interest therein prior to the Merger, without your express written consent. Any transferee of the Shares must, as a condition to receipt of such Shares, agree to bound by the terms hereof.

     4. Share Legend. At your request, the following legend shall be placed on the certificates for the Shares:

               THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT DATED MARCH 9, 1999 BETWEEN THE REGISTERED HOLDER HEREOF AND INTERNATIONAL GAME TECHNOLOGY, A COPY OF WHICH
               AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF
               INTERNATIONAL GAME TECHNOLOGY.

     5. No Solicitation. From the date hereof until the termination hereof, I will not, directly or indirectly, (i) take any action to solicit, initiate or encourage any Takeover Proposal or (ii) engage in negotiations or discussions with, or disclose any nonpublic information relating to the Company or any subsidiary of the Company to, or otherwise assist, facilitate or encourage, any person (other than Parent and Sub) that may be considering making, or has made, a Takeover Proposal. I will notify Sub within 24 hours after receipt by me of any Takeover Proposal or any indication that any such third party is considering making a Takeover Proposal or any request for nonpublic information relating to the Company or any subsidiary of the Company or for access to the properties, books or records of the Company or any such subsidiary by any such third party that may be considering making, or has made, a Takeover Proposal. The foregoing provisions of this Section 5 shall not be construed to limit actions taken, or to require actions to be taken, by me that are required or restricted by my fiduciary duties or my employment duties, or permitted by the Agreement, and that, in each case, are undertaken solely in my capacity as a director or officer of the Company.

     6. Acknowledgement; Waiver of Claims. The undersigned acknowledges that you requested the undersigned and three other stockholders of the Company to provide the agreements contained in this letter agreement and to agree, if required by you, and subject to the receipt of all necessary Gaming Approvals, to purchase the Company's interest in, and to assume the Company's obligations under, the Louisiana Joint Venture Agreements in accordance with Section 5.4(a)(iii) of the Agreement. [The undersigned hereby agrees, if required by you, to purchase the Company's interest in, and to assume the Company's obligations under, the Louisiana Joint Venture Agreements (either directly or through the purchase of the Company's interests in Sodak Louisiana, L.L.C.) in accordance with Section 5.4(a)(iii) of the Agreement.] [The undersigned hereby declines to grant to you the right to require the undersigned to purchase the Company's interest in, and to assume the Company's obligations under, the Louisiana Joint Venture Agreements in accordance with Section 5.4(a)(iii) of the Agreement.] The undersigned shall have no claims, and expressly waives any claim, direct or indirect, derivative or other, against you, the Company or any such other stockholders arising out of, related to or based upon the request for such assurances or agreement, the grant or declination by any stockholder of such requests, any exercise of your rights under such Section 5.4(a)(iii) and the transfer resulting therefrom or the consummation of the transactions contemplated by the Agreement.

     7. Effective Date; Succession; Remedies; Termination. Upon your acceptance and execution of the Agreement, this letter agreement shall mutually bind and benefit you and me, any of our heirs, successors and assigns and any of your successors. You will not assign the benefit of this letter agreement other than to a wholly-owned subsidiary. I agree that in light of the inadequacy of damages as a remedy, specific performance shall be available to you, in addition to any other remedies you may have for the violation of this letter agreement. This letter agreement (including the proxy granted herein) shall terminate on the earlier of (i) termination of the Agreement and (ii) December 31, 1999, or such later date, if any, to which Parent and the Company agree to extend the date specified in Section 7.1(e) of the Agreement. The provisions of Section 6 shall survive any such termination and shall be for the benefit of you, the Company and the other stockholders referred to in Section 6.

     8. Nature of Holdings; Shares. All references herein to our holdings of the Shares shall be deemed to include Shares held or controlled by the undersigned, individually, jointly, or in any other capacity, and shall extend to any securities issued to the undersigned in respect of the Shares.

                                       [SIGNIFICANT STOCKHOLDER]:




                                       ____________________________________

                                       Name: ______________________________
AGREED:


INTERNATIONAL GAME TECHNOLOGY, a Nevada corporation


By:  _______________________________


Name:  _____________________________


Its:   _______________________________

                                                    SCHEDULE 1

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        Class               Number of Shares            Record Owner             Beneficial Owner            Proxy Holder
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
----------------------- ------------------------- -------------------------- -------------------------- -----------------------

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